                                                                   EXHIBIT 10.10

                         TRANSITION SERVICES AGREEMENT
                         -----------------------------


          THIS TRANSITION SERVICES AGREEMENT (this "Agreement") is made and
                                                    ---------
entered into as of the 30/th/ day of April, 1998, by and between Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Healthcare, Inc., a Delaware
                       ------
corporation ("Healthcare Company").
              ------------------

                                    RECITALS
                                    --------

          WHEREAS, Vencor and Healthcare Company are parties to an Agreement and Plan of Reorganization, dated as of the date hereof (the "Reorganization
                                                          --------------
Agreement"), which provides for certain reorganization transactions (the
---------
"Reorganization Transactions"), including but not limited to, certain internal
----------------------------
mergers and stock and asset transfers that (a) allocate the assets and liabilities relating to substantially all of the Vencor-owned land, buildings and other improvements and real estate related assets (the "Real Estate
                                                            -----------
Business") to Vencor, which will change its name to "Ventas, Inc." immediately
--------
prior to the Distribution (as defined herein), and (b) allocate the other assets and liabilities relating to the historical operations of Vencor (the "Healthcare
                                                                      ----------
Business") to Healthcare Company, which will change its name to "Vencor, Inc."
--------
immediately prior to the Distribution;

          WHEREAS, Vencor and Healthcare Company are parties to a Distribution Agreement, dated as of the date hereof (the "Distribution Agreement"), which
                                             ----------------------
provides for the distribution (the "Distribution") by Vencor to the holders of
                                    ------------
common stock, par value $.25 per share, of Vencor  ("Vencor Common Stock") of
                                                     -------------------
all the outstanding shares of common stock, par value $.25 per share, of Healthcare Company ("Healthcare Company Common Stock") on the basis of one share
                     -------------------------------
of Healthcare Company Common Stock for every share of Vencor Common Stock;

          WHEREAS, pursuant to the Reorganization Agreement substantially all of the assets and employees that provided certain administrative and support services to Vencor prior to the Distribution will be transferred to Healthcare Company in connection with the Reorganization Transactions; and

          WHEREAS, Vencor desires to receive from Healthcare Company and the Healthcare Company subsidiaries following the Reorganziation Transactions and the Distribution (collectively, the "Healthcare Company Group"), and Healthcare
                                     ------------------------
Company has agreed to cause the Healthcare Company Group to provide to Vencor, for a transitional period of time following the Reorganization Transactions and the Distribution such administrative and support services on the terms set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

     Section 1.     Services.  Healthcare Company shall cause the Healthcare
                    --------
Company Group to provide those administrative and support services set forth in

Exhibit 1 to this Agreement (the "Services") to Vencor or any subsidiary of
---------                         --------
Vencor (including any limited partnerships) designated by Vencor to receive such Services. Additional administrative and support services may be provided to Vencor by the Healthcare Company Group if such arrangement is agreed to in writing and executed by both Vencor and Healthcare Company on behalf of the Healthcare Company Group. The Healthcare Company Group will provide each Service to Vencor for the full-time equivalents ("FTEs") per month set forth in
                                                  ----
Exhibit 1.  If Vencor requests additional FTEs per month for any Service, Vencor
---------
and Healthcare Company will negotiate in good faith a modification to this Agreement with respect to the provision of additional FTEs for such Service.

     Section 2.     Payments.  Vencor shall pay $200,000 (the "Monthly Fee") to
                    --------                                   -----------
Healthcare Company on or prior to the first day of each month as payment for the Services to be rendered by the Healthcare Company Group to Vencor during such month. For any period for which Services are to be provided by the Healthcare Company Group to Vencor on less than a full-month basis, Vencor shall pay Healthcare Company the pro rata amount of the Monthly Fee equal to such portion of the month for which Services are to be provided.

     Section 3.     Representations and Warranties.
                    ------------------------------

           (a) Healthcare Company hereby represents and warrants to Vencor that:

               (1) Healthcare Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation;

               (2) Healthcare Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and

               (3) this Agreement constitutes a valid and legally binding obligation of Healthcare Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (b)  Vencor hereby represents and warrants to Healthcare Company that:

               (1) Vencor is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation;

               (2) Vencor has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and

               (3) this Agreement constitutes a valid and legally binding obligation of Vencor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 4.     Limitation of Liability.  No member of the Healthcare
                    -----------------------
Company Group, nor any officer, director, employee or agent of any member of the Healthcare Company Group (each, a "Representative"), shall be liable to Vencor
                                   --------------
for any error of judgment or for any Loss (as defined herein) incurred by Vencor in connection with the matters to which this Agreement relates, except for Losses resulting from the willful misconduct or fraud on the part of the Healthcare Company Group or any of its Representatives.

     Section 5.     Indemnity.  Vencor shall indemnify and hold harmless the
                    ---------
Healthcare Company Group and all of its Representatives from and against any and all losses, liabilities, claims, damages, costs and expenses (including reasonable attorneys' fees and other expenses of litigation) ("Losses") to which
                                                               ------
the Healthcare Company Group or any of its Representatives may become subject arising out of the provision hereunder by Healthcare Company Group, its Representatives or any third party of Services to Vencor, except for Losses resulting from the willful misconduct or fraud of the Healthcare Company Group or any of its Representatives.

     Section 6.     Term.  This Agreement shall be continuously in effect until
                    ----
the earlier of (i) December 31, 1998 or (ii) its termination upon 45 days' prior written notice by Vencor. Notwithstanding anything herein to the contrary, if there is a change of control (as defined below) of Vencor at any time prior to the end of the Term, Healthcare Company may terminate this Agreement upon not less than 30 days' prior written notice to Vencor. A "change of control" of Vencor shall include, without limitation,
              -----------------
(a) a change in the composition of the board of directors of Vencor such that at the end of any period of twelve (12) consecutive months the persons constituting a majority of such board of directors are not the same as the persons constituting a majority at the start of such period (or persons appointed by such majority), (b) the sale or other disposition by Vencor of (i) any part of its interest in Vencor or (ii) all or substantially all of the assets of Vencor (other than a bona fide pledge in connection with a financing), or (c) a merger or consolidation involving Vencor, which results in the stockholders of Vencor immediately prior to such event owning less than 50% of the capital stock of the surviving entity.

     Section 7.     Miscellaneous.
                    -------------

          (a) This Agreement may be modified or amended from time to time only by a written instrument executed by the parties hereto.

          (b) Vencor shall not have any obligation to refer any resident or patients to the Healthcare Company Group for the provision of any service or item of any kind. Vencor and Healthcare Company hereby acknowledge that the compensation for Services provided for in this Agreement is set in advance, is consistent with the fair market value of such Services and reflects arms' length negotiations between the parties hereto and is not determined in a manner that takes into account in any way any volume or value of referrals or business generated between the parties.

          (c) If Healthcare Company or Vencor shall determine upon advice of counsel that the continuation of this Agreement will likely be deemed to be a violation of any applicable federal or state law regarding fraud and abuse, referral prohibitions, or any similar matter, either party upon receiving such advice may at any time give the other party written notice of such advice and if, after consultation, the parties have not determined to their reasonable satisfaction that no such violation exists and the parties have not amended this Agreement to remove the risk of such violation to the other party's reasonable satisfaction, then either party may terminate this Agreement effective as of the date sixty (60) days after its initial written notice to the other party.

          (d) Captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. All references to sections herein shall refer to sections of this Agreement unless the context clearly requires otherwise.

          (e) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (f) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR COMMONWEALTH COURT IN THE COMMONWEALTH OF KENTUCKY. EACH PARTY HEREBY (I) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (II) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (g) This Agreement embodies the entire understanding between the parties hereto with respect to the matters covered herein and supersedes any prior agreement or understanding between the parties with respect to such matters.

          (h) This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one Agreement.

          (i) Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                       VENCOR, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       HEALTHCARE COMPANY, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT 1


         Services To Be Provided By Healthcare Company Group To Vencor
         -------------------------------------------------------------

         Services                             Full Time
         --------                            Equivalents
                                             -----------
         Staff Accounting                        .75

         Fixed Assets                            .50

         Accounts Payable                        .25

         Payroll                                 .50

         H/R and Benefits                        .50

         Risk Management/Insurance               .25

         Tax                                    1.00

         Legal                                  1.00

         SEC Reporting                           .50

         Treasury Support                        .25

         Market Planning                         .25

         Development                             .50

         MIS Personnel                          1.00